Exhibit 10.1

Execution Version

$800,000,000

THIRD AMENDMENT DATED AS OF NOVEMBER 20, 2013

to

CREDIT AGREEMENT

dated as of May 26, 2010,

by and among

OWENS CORNING and

certain of its Subsidiaries,

as Borrowers,

the Lenders referred to herein,

as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent,

Swingline Lender and Issuing Lender

BANK OF AMERICA, N.A.,

as Syndication Agent

and

CITIBANK, N.A.,

THE BANK OF NOVA SCOTIA

and

JPMORGAN CHASE BANK, N.A.,

each, as a Documentation Agent

WELLS FARGO SECURITIES, LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of November 20, 2013 and is by and among

(i) OWENS CORNING, a Delaware corporation (the “U.S. Borrower”);

(ii) the Lenders party to the Credit Agreement referenced below; and

(iii) WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the U.S. Borrower, the financial institutions party thereto (the “Existing Lenders”), the Administrative Agent and certain other parties are parties to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented and/or otherwise modified from time to time through, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;

WHEREAS, certain Existing Lenders wish to increase or decrease the amount of their Revolving Credit Commitments so that, giving effect to such increase or decrease, the amount of their respective Revolving Credit Commitments will be as set forth opposite their respective names on Exhibit A attached hereto; and

WHEREAS, certain financial institutions which are not currently parties to the Credit Agreement and which are identified as new Lenders on Exhibit A hereto (each a “New Lender”), wish to become Lenders under the Credit Agreement with the respective Revolving Credit Commitments set forth opposite their respective names on Exhibit A attached hereto;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendment to the Credit Agreement.

1. Amendments to Credit Agreement. (a) The Table of Contents of the Credit Agreement is hereby amended by adding in appropriate order an Exhibit J entitled “Form of U.S. Tax Compliance Certificate”.

(b) Section 1.1 of the Credit Agreement is hereby amended by adding a new definition of “Canadian Reference Bank”, “Other Connection Taxes” and “Recipient” in alphabetical order as follows:

“Canadian Reference Bank” means a Canadian financial institution which agrees to provide discount rate quotations as contemplated by clause (ii) of the definition of “LIBOR” (or the discount rate quotations of which are publicly available) and which the Administrative Agent, with the consent of the U.S. Borrower (not to be unreasonably withheld), shall from time to time designate as the Canadian Reference Bank hereunder.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Lender.

(c) The definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the table in such definition and replacing it with the following:

Pricing Level	Debt Rating	LIBOR +	Base Rate +	Facility Fee
I	≥A-/≥A3	0.900%	0.000%	0.100%
II	BBB+/Baa1	1.000%	0.000%	0.125%
III	BBB/Baa2	1.100%	0.100%	0.150%
IV	BBB-/Baa3	1.300%	0.300%	0.200%
V	BB+/Ba1	1.500%	0.500%	0.250%
VI	<BB+/<Ba1	1.700%	0.700%	0.300%

(d) The definitions of “Change in Law”, “Code”, “FATCA”, “L/C Commitment”, “LIBOR” and “Maturity Date” set forth in Section 1.1 of the Credit Agreement are hereby respectively amended and restated in their entirety to read as follows:

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (i) the adoption or taking effect of any law, rule, regulation or treaty, (ii) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (iii) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer

Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Code” shall mean the Internal Revenue Code of 1986.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements with respect thereto.

“L/C Commitment” shall mean the lesser of (i) $100,000,000 and (ii) the Revolving Credit Commitment.

“LIBOR” shall mean,

(i) for any interest rate calculation with respect to a LIBOR Rate Loan (other than a LIBOR Rate Loan denominated in Canadian Dollars), the rate of interest per annum determined on the basis of the rate for deposits in the applicable Permitted Currency for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or other commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If such rate is not available at such time for any reason, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in the applicable Permitted Currency in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period;

(ii) for any interest rate calculation with respect to a LIBOR Rate Loan denominated in Canadian Dollars for any Interest Period, the rate per annum determined by the Administrative Agent by reference to the average of the rates displayed on the “Reuters Screen CDOR Page” (as defined in the International Swap Dealer Association, Inc. definitions, as amended from time to time), or such other page as may replace such page on such screen for the purpose of displaying Canadian interbank bid rates for Canadian Dollar bankers’ acceptances) applicable to Canadian Dollar bankers’ acceptances (on a three hundred sixty-five (365) day basis) with a term comparable to such Interest Period as of 10:00 A.M. (Eastern time) on the first day of such Interest Period (as adjusted by the Administrative Agent after 10:00 A.M. (Eastern time) to reflect any error in a posted rate or in the posted average annual rate of interest). If, for any reason, the rates on the Reuters Screen CDOR Page are unavailable, then with respect to such LIBOR Rate Loan LIBOR means the rate of interest determined by the Administrative Agent that is equal to the rate (rounded upwards to the nearest basis point) quoted by the Canadian Reference Bank as its discount rate for purchase of Canadian Dollar bankers’ acceptances in an amount substantially equal to such LIBOR Rate Loan with a term comparable to such Interest Period as of 10:00 A.M. (Eastern time). No adjustment shall be made to account for the difference between the number of days in a year on which the rates referred to in this definition are based and the number of days in a year on the basis of which interest is calculated in this Agreement; and

(iii) for any interest rate calculation with respect to a Base Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or other commercially available source providing quotations of such rate as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upward, if necessary, to the nearest 1/100th of 1%). If such rate is not available at such time for any reason, then “LIBOR” for such Base Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.

Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

“Maturity Date” shall mean the earliest to occur of (i) November 19, 2018, (ii) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to Section 2.5, or (iii) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

(e) The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Credit Agreement is hereby amended to delete the words “or group of related sales” therefrom.

(f) The definition of “Excluded Taxes” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the U.S. Borrower under Section 4.13(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.12(e) and (d) any U.S. federal withholding Taxes imposed under FATCA.

(g) The definition of “Other Taxes” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.13(b)).

(h) Section 4.10(a)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

subject any Lender or the Issuing Lender to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(i) Section 4.10(b) of the Credit Agreement is hereby amended by (i) replacing the reference in the third line thereof to “capital” with a reference to “capital or liquidity” and (ii) replacing the reference in the twelfth line thereof to “capital adequacy” with a reference to “capital adequacy or liquidity”.

(j) Section 4.12(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Payments Free of Taxes. Any and all payments by or on account of any obligation of the Credit Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Credit Party or the Administrative Agent shall be required by Applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable by the applicable Credit Party shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, the applicable Lender or the Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Applicable Borrower shall make such deductions and (iii) the Applicable Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.

(k) Section 4.12(c) of the Credit Agreement is hereby amended by (i) deleting the text “described in this Section 4.12” and (ii) inserting the text “(or required to be withheld or deducted on payments to)” before the text, “the Administrative Agent, such Lender or the Issuing Lender”.

(l) Section 4.12(d) of the Credit Agreement is hereby amended (x) by deleting the text “Indemnified Taxes or Other” before the text, “Taxes by the U.S. Borrower” to a Governmental Authority” and (y) inserting the text “pursuant to this Section 4.12” immediately after the text, “Taxes by the U.S. Borrower to a Governmental Authority”.

(m) Section 4.12(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Status of Lenders. (i) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments hereunder or under any other Loan Document shall deliver to the U.S. Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the U.S. Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the U.S. Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the U.S. Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the U.S. Borrower or the Administrative Agent as will enable the U.S. Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.12(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender:

(ii) Without limiting the generality of the foregoing, in the event that the U.S. Borrower is a “United States person” (within the meaning of Section 7701(a)(30) of the Code),

(A) any Lender that is a U.S. Person shall deliver to the U.S. Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, duly completed copies of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) duly completed copies of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit J-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the U.S. Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) duly completed copies of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-2 or Exhibit J-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit J-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the U.S. Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the U.S. Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in United States federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the U.S. Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the U.S. Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the U.S. Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the U.S. Borrower or the Administrative Agent as may be necessary for the U.S. Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such

Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the U.S. Borrower and the Administrative Agent in writing of its legal inability to do so.

(n) Section 4.12(f) of the Credit Agreement is hereby amended by inserting the text, “(including Taxes)” after the text, “out-of-pocket expenses”.

(o) Section 4.12 of the Credit Agreement is hereby amended by adding a new subsection (h) after Section 4.12(g) as follows:

(h) Each Lender and the Issuing Lender shall severally indemnify the Administrative Agent within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.9(g) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (h). The agreements in paragraph (h) shall survive the resignation and/or replacement of the Administrative Agent.

(p) Sections 6.9 and 7.9 of the Credit Agreement are hereby amended by capitalizing the word, “taxes” to read, “Taxes” wherever it appears.

(q) Section 11.2 of the Credit Agreement is hereby amended by adding to the end of the second to final paragraph the following text:

For the avoidance of doubt, no amendment or amendment and restatement of this Credit Agreement which is in all other respects approved by the Lenders in accordance with this Section 11.2 shall require the consent of any Lender (i) which, immediately after giving effect to such amendment or amendment and restatement, shall have no Commitment and (ii) which, substantially contemporaneously with the effectiveness of such amendment or amendment and restatement, is paid in full all amounts owing to it hereunder.

(r) Section 11.9(c) of the Credit Agreement is hereby amended by (i) inserting the text, “(and stated interest on)” after the text, “and principal amounts of” and (ii) replacing the word “may” after the text, “the Borrowers, the Administrative Agent and the Lenders” with “shall”.

(s) Section 11.9 of the Credit Agreement is hereby amended by adding a new subsection (g) after Section 11.9(f) as follows:

(g) Participant Register. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(t) The Credit Agreement is amended by adding a new Exhibit J in the form of Exhibit J hereto.

(u) Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule 1.1(a) attached hereto as Exhibit A.

(v) Schedule 1.1(b) of the Credit Agreement is hereby amended by adding a new paragraph 14 thereto as follows:

14. All references in this Schedule to the Financial Services Authority shall (to the extent not already so provided herein) be deemed to include any other authority which replaces all or any of the Financial Service Authority’s functions, including the Financial Conduct Authority and the Prudential Regulation Authority.

2. New Lenders. The parties hereto agree that, as of the Effective Date, each New Lender shall become a “Lender” under the Credit Agreement, as amended hereby, with all the rights and duties of a “Lender” thereunder and with a Revolving Credit Commitment in the amount set forth opposite its name on Exhibit A attached hereto.

3. Representations and Warranties. The U.S. Borrower hereby represents and warrants that:

(a) The representations and warranties contained in Article VI of the Credit Agreement (other than Section 6.5(e) of the Credit Agreement) are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date.

(b) Since December 31, 2012, nothing has occurred (singly or in aggregate with all other occurrences) that has had, or could reasonable be expected to have, a Material Adverse Effect.

(c) No Default or Event of Default has occurred and is continuing as of the date hereof.

4. Effectiveness. This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions:

(a) the execution and delivery hereof by the U.S. Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Existing Lender and New Lender identified, in either case, as having a Revolving Credit Commitment on Exhibit A hereto;

(b) the execution and delivery by each of the Guarantors of an Affirmation and Amendment of Guaranty Agreements (the “Affirmation”) in the form of Exhibit B hereto;

(c) all outstanding principal, interest, fees and other amounts owing under the Credit Agreement having been repaid in full on the Effective Date (it being understood that such repayment may be made out of the proceeds of Loans made on the Effective Date by the Lenders in accordance with their new Revolving Credit Commitment Percentages giving effect to this Amendment);

(d) the U.S. Borrower shall have paid on the Effective Date to the Administrative Agent and the Joint Lead Arrangers all separately agreed fees relating hereto (including upfront and consent fees paid for the account of the financial institutions executing this Amendment);

(e) the delivery to the Administrative Agent of (i) a legal opinion of U.S. counsel to the U.S. Borrower in form and substance reasonably satisfactory to the Administrative Agent and (ii) such corporate certificates, evidence of corporate standing and authorization and other documents and certificates as the Administrative Agent shall reasonably request;

(f) receipt by the applicable Lenders of all documentation and other information required by applicable “know your customer” and anti-money laundering laws and required by such Lenders prior to the Effective Date; and

(g) receipt by the Administrative Agent of a consent hereto in form and substance reasonably satisfactory to the Administrative Agent executed by each Existing Lender which does not have a Revolving Credit Commitment under the Credit Agreement as amended hereby.

Contemporaneously with the effectiveness hereof, all participations in all outstanding Letters of Credit and L/C Obligations shall be deemed automatically reallocated among the L/C Participants in accordance with their new Revolving Credit Commitment Percentages giving effect to this Amendment.

5. Consent. Each Lender hereby consents to the amendment of the Subsidiary Guaranty Agreement as of the date hereof as set forth on Exhibit B hereto. Without limiting the foregoing, the parties acknowledge and agree that Excluded Swap Obligations (as defined in Exhibit B) shall not constitute Loan Document Obligations under the Subsidiary Guaranty Agreement as and to the extent set forth on Exhibit B.

6. References; Effect. Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically amended hereby or by the Affirmation, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

7. No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

8. Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

9. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

OWENS CORNING

By:	/S/ Jonathan Lyons
Name: Jonathan Lyons
Title: Treasurer

By:	/S/ Raj B. Dave
Name: Raj B. Dave
Title: Assistant Secretary

OC CANADA FINANCE INC.

By:	/S/ Jonathan Lyons
Name: Jonathan Lyons
Title: Treasurer

DUTCH OC COÖPERATIEF INVEST U.A.

By:	/S/ Petrus Adriaansen
Name: Petrus Adriaansen
Title: Director

DUTCH OC COÖPERATIEF INVEST U.A.

By:	/S/ Hubert Fraiture
Name: Hubert Fraiture
Title: Director

Signature Page to

Third Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By:	/S/ John D. Brady
Name: John D. Brady
Title: Managing Director

Signature Page to

Third Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By:	/S/ Mike Delaney
Name: Mike Delaney
Title: Director

Signature Page to

Third Amendment to Credit Agreement

CITIBANK, N.A.

By:	/S/ Timicka Anderson
Name: Timicka Anderson
Title: Director & Vice President

Signature Page to

Third Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:	/S/ Gitanjali Pundir
Name: Gitanjali Pundir
Title: Vice President

Signature Page to

Third Amendment to Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/S/ Rafael Tobon
Name: Rafael Tobon
Title: Director

By:	/S/ Juan Pablo Jimenez
Name: Juan Pablo Jimenez
Title: Associate Director

Signature Page to

Third Amendment to Credit Agreement

BNP PARIBAS

By:	/S/ Michael A. Kowalczuk
Name: Michael A. Kowalczuk
Title: Director

By:	/S/ Pawer Zelezik
Name: Pawer Zelezik
Title: Vice President

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Third Amendment to Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/S/ Blake Wright
Name: Blake Wright
Title: Managing Director

By:	/S/ James Austin
Name: James Austin
Title: Vice President

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Third Amendment to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/S/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

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Third Amendment to Credit Agreement

HSBC BANK USA, NA

By:	/S/ Gregory R. Duval
Name: Gregory R. Duval
Title: Vice President

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Third Amendment to Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/S/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

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Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:	/S/ Richard C. Hampson
Name: Richard C. Hampson
Title: Senior Vice President

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Third Amendment to Credit Agreement

SUNTRUST BANK

By:	/S/ Baerbel Freudenthaler
Name: Baerbel Freudenthaler
Title: Director

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Third Amendment to Credit Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/S/ Robert Robin
Name: Robert Robin
Title: Authorized Signatory

By:	/S/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

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Third Amendment to Credit Agreement

FIFTH THIRD BANK

By:	/S/ Martin H. McGinty
Name: Martin H. McGinty
Title: Vice President

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Third Amendment to Credit Agreement

FIFTH THIRD BANK, operating through its Canadian Branch

By:	/S/ Mauro Spagrolo
Name: Maruo Spagrolo
Title: Managing Director & Principal Officer

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Third Amendment to Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/S/ David W. Kee
Name: David W. Kee
Title: Managing Director

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Third Amendment to Credit Agreement

U.S. BANK NATIONAL ASSOCITION

By:	/S/ Navneet Khanna
Name: Navneet Khanna
Title: Vice President

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Third Amendment to Credit Agreement

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:	/S/ Xunxun Li
Name: Xunxun Li
Title: First Vice President

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Third Amendment to Credit Agreement

EXHIBIT A

Schedule 1.1(a)

Revolving Credit Commitments

Lender	Revolving Loan Commitment
Wells Fargo Bank, National Association	$80,000,000
Bank of America, N.A.	$80,000,000
Citibank, N.A.	$60,000,000
JPMorgan Chase Bank, N.A.	$60,000,000
Scotiabank	$60,000,000
BNP Paribus	$45,000,000
Credit Agriocole Corporate & Investment Bank	$45,000,000
Goldman Sachs Bank USA	$45,000,000
HSBC Bank USA, NA	$45,000,000
Morgan Stanley Bank, N.A.	$45,000,000
PNC Bank, National Association	$45,000,000
SunTrust Bank*	$45,000,000
Canadian Imperial Bank of Commerce, New York Branch*	$32,500,000
Fifth Third Bank	$32,500,000
Sumitomo Mitsui Banking Corporation	$32,500,000
U.S. Bank National Association	$32,500,000
Bank of China, New York Branch	$15,000,000
TOTAL	$800,000,000

*	means the Lender is a New Lender (as defined in the Third Amendment hereto dated as of November 20, 2013).

A-1

EXHIBIT B

AFFIRMATION AND AMENDMENT OF GUARANTY AGREEMENTS

Each of the undersigned acknowledges receipt of a copy of that certain Third Amendment to Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Credit Agreement dated as of May 26, 2010 (the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms its obligations under the U.S. Borrower’s Guaranty (in the case of the U.S. Borrower) and the Subsidiary Guaranty Agreement (in the case of all other signers hereof) and agrees that all references in the Guaranty Agreements to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

Each of the undersigned also agrees that the Subsidiary Guaranty Agreement is hereby amended as of the date hereof by adding the following new Section 24 therein immediately following Section 23:

24. Excluded Swap Obligations, Etc. (a) Notwithstanding anything herein to the contrary (including the definition of “Loan Document Obligations”), (i) the definition of “Loan Document Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Swap Obligations which are, with respect to such Guarantor, Excluded Swap Obligations (as defined below), and (ii) any such Excluded Swap Obligations shall not constitute Loan Document Obligations relative to such Guarantor. For purposes hereof, “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation (as defined below) if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute (the “Commodity Exchange Act”) or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal. For purposes hereof, “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

Affirmation and Amendment of Guaranty Agreements

(b) Notwithstanding anything to the contrary herein or in Section 9.4 of the Credit Agreement, amounts received from any Guarantor that is not a Qualified ECP Guarantor (as defined below) shall not be applied to any Excluded Swap Obligation of such Guarantor. For purposes hereof, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(c) Without limiting the provisions of Section 18 hereof, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph or otherwise under this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this paragraph shall remain in full force and effect until payment in full of all Loan Document Obligations and other amounts payable under this Guaranty and until the Credit Agreement is no longer in effect. Each Qualified ECP Guarantor intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Affirmation and Amendment of Guaranty Agreements

IN WITNESS WHEREOF, each Guarantor has caused this Affirmation and Amendment of Guaranty Agreements to be executed and delivered as of the date hereof.

Dated as of November     , 2013.

OWENS CORNING

By:
Name:
Title:

By:
Name:
Title:

Signature Page to

Affirmation and Amendment of Guaranty Agreements

CDC CORPORATION

ENGINEERED PIPE SYSTEMS, INC.

ERIC COMPANY

IPM INC.

OCCV1, INC.

OCCV2, LLC

OCV INTELLECTUAL CAPITAL, LLC

OWENS CORNING COMPOSITE MATERIALS, LLC

OWENS CORNING CONSTRUCTION SERVICES, LLC

OWENS CORNING FOAM INSULATION, LLC

OWENS CORNING FRANCHISING, LLC

OWENS CORNING HOMEXPERTS, INC.

OWENS CORNING HT, INC.

OWENS CORNING INSULATING SYSTEMS, LLC

OWENS CORNING INTELLECTUAL CAPITAL, LLC

OWENS CORNING ROOFING AND ASPHALT, LLC

OWENS CORNING SALES, LLC

OWENS CORNING SCIENCE AND TECHNOLOGY, LLC

OWENS CORNING U.S. HOLDINGS, LLC

OWENS-CORNING FUNDING CORPORATION

SOLTECH, INC.

By:
Name:
Title: Authorized Officer for each of the above Guarantors

Signature Page to

Affirmation and Amendment of Guaranty Agreements

OC CANADA HOLDINGS GENERAL PARTNERSHIP By OC Canada Holdings Company

By:
Name:
Title: Authorized Officer

Signature Page to

Affirmation and Amendment of Guaranty Agreements

EXHIBIT J

EXHIBIT J-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Owens Corning (the “Borrower”) , each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

Pursuant to the provisions of Section 4.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name: Title:

Date:             , 201

EXHIBIT J-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Owens Corning (the “Borrower”) , each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

Pursuant to the provisions of Section 4.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name: Title:

Date:             , 201

EXHIBIT J-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Owens Corning (the “Borrower”) , each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

Pursuant to the provisions of Section 4.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name: Title:

Date:             , 201

EXHIBIT J-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Owens Corning (the “Borrower”) , each lender from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent.

Pursuant to the provisions of Section 4.12(e) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name: Title:

Date:             , 201

J-4